UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2025

Next Technology Holding Inc. (formerly known as “WeTrade Group Inc.”)
(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-5338 4226

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent
1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Next Technology Holding Inc. (formerly known as WeTrade Group Inc. (the “Company”)) with the Securities and Exchange Commission on December 12, 2024. This Amendment is being filed to disclose (i) the date the board of directors determined that the June 30, 2024 financial statements could no longer be relied upon due to the error in the Company’s financial statements, and (ii) that the audit committee discussed the foregoing matters disclosed herein with the Company’s independent accountant.

Item 4.02 Non-reliance on previously issued financial statements

On December 10, 2024, the audit committee of Next Technology Holding Inc (formerly known as WeTrade Group Inc. (the “Company”)), after discussion with the management of the Company, and in consultation with the Company’s independent registered public accounting firm, concluded that Form 10-Q for the quarter ended June 30, 2024 filed on August 21, 2024 (the “Original Filing”) was not fully reviewed by the auditor and should no longer be relied upon.

The revised Form 10-Q/A that was filed on September 20, 2024 (the “Amendment No.1”) has been reviewed by the auditor and was filed to adjust: (i) $10,530 in tax expenses, deferred tax liabilities and accumulated retained profit due to under-provision for tax expenses and deferred tax liabilities; (ii) adjustment of $594,140 in amount due to related parties due to over-provision for related parties loan that affected the financial statement as follow:

The amount adjusted in Amended Statement of Operation for the six months ended June 30, 2024 (filed on September 20, 2024):

Nature of Error	Item:	Amount	June 30, 2024 (Amendment No.1 Filed on September 20, 2024)	June 30, 2024 (Original filed on August 22, 2024)
Under-provision of tax expenses in original 10Q	Income tax expenses	10,530	2,301,348	2,290,818

The amount adjusted in Amended Balance Sheet as of June 30, 2024 (filed on September 20, 2024):

Nature of Error	Item:	Amount	June 30, 2024 (Amendment No.1 Filed on September 20, 2024)	June 30, 2024 (Original filed on August 22, 2024)
Adjustment of loan conversion to equity from amount due to related parties to common stock	Amount due to related parties	(594,140)	1,181,592	1,775,732
Adjustment of loan conversion to equity from amount due to related parties to common stock	Common Stock	594,140	71,718,790	71,124,650
Under-provision of deferred tax liabilities and tax expenses	Deferred tax liabilities	10,530	2,301,348	2,290,818
Under-provision of tax expenses in original 10Q	Accumulated profit	(10,530)	984,728	995,258

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Financial statements from the quarterly report on Form 10-Q of Next Technology Holdings Inc for the fiscal quarter ended June 30, 2024, formatted in XBRL : (i) Balance Sheet; (ii) the Statement of Income; (iii) the Statement of Cash Flows

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT TECHNOLOGY HOLDING INC.

Date: January 2, 2025	By:	/s/ Wei Hong Liu
	Name:	Wei Hong Liu
	Title:	Chief Executive Officer

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